SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 29, 2003

FIDELITY NATIONAL FINANCIAL, INC.

(Exact name of registrant as specified in charter)

Delaware	333-57904	86-0498599

(State or other jurisdiction	(Commission file number)	(IRS employer
of incorporation)		identification no.)

17911 Von Karman Avenue, Suite 300, Irvine, CA

(Address of principal executive offices) (Zip code)

(949) 622-4333

(Registrant’s telephone number, including area code)

Item 5 — Other Events
Item 7 — Financial Statements, Pro Forma Financial Information and Exhibits
SIGNATURES
EXHIBIT INDEX
EXHIBIT 99.1
EXHIBIT 99.2
EXHIBIT 99.3
EXHIBIT 99.4

Item 5 — Other Events

     On January 29, 2003, Fidelity National Financial, Inc., a Delaware corporation (“Fidelity”), announced that it entered into a Stock Purchase Agreement (the “Stock Purchase Agreement”) with ALLTEL Corporation, Inc., a Delaware corporation (“ALLTEL”), pursuant to which Fidelity will acquire from ALLTEL the business, properties and assets of ALLTEL Information Services, Inc., an Arkansas corporation and wholly-owned subsidiary of ALLTEL (“AIS”). As a result of the acquisition, AIS will become a wholly owned subsidiary of Fidelity. The transaction is expected to close by the end of the first quarter of 2003.

     Under the terms of the Stock Purchase Agreement, all of the issued and outstanding shares of AIS common stock, par value $1.00 per share, will be purchased by Fidelity for $775 million in cash and $275 million in Fidelity common stock issued to ALLTEL, subject to a one-year lock-up agreement. Consummation of the acquisition is subject to customary closing conditions.

     In connection with the Stock Purchase Agreement, prior to closing Fidelity and ALLTEL will enter into among other things a stockholder’s agreement and a non-competition agreement.

     Among other things and subject to certain exclusions and restrictions, the stockholder’s agreement will: (i) restrict the sale by ALLTEL of the Fidelity common stock received in the transaction for up to one year, (ii) grant ALLTEL the right to designate one nominee to the board of Fidelity so long as ALLTEL continues to hold at least 50% of the shares of Fidelity common stock receive, and (iii) grant ALLTEL certain registration rights.

     Among other things and subject to certain exclusions and restrictions, the non-competition agreement will require ALLTEL and its affiliates not to, directly or indirectly, engage in the business of providing to banks and other financial institutions that own or service (a) the primary data base of record for residential mortgage, retail, consumer and commercial loans, and deposits, (b) the primary system of record for accessing such database, and (c) data processing services or software necessary to use such data base and such system.

     The preceding descriptions of the Stock Purchase Agreement, stockholder’s agreement and the non-competition agreement are qualified in their entirety by reference to the copies of such agreements included as Exhibits 99.2, 99.3 and 99.4, respectively, to this Current Report on Form 8-K. For additional information, the press release issued by Fidelity with respect to the acquisition is included hereto as Exhibit 99.1 and incorporated into this Item 5 by reference.

2

Item 7 — Financial Statements, Pro Forma Financial Information and Exhibits

     (c)  Exhibits

     Exhibit 99-1 — Press Release of Fidelity National Financial, Inc., dated January 29, 2003.

     Exhibit 99-2 — Stock Purchase Agreement, dated as of January 28, 2003, by and between Fidelity National Financial, Inc. and
                                ALLTEL Corporation.

     Exhibit 99-3 — Form of stockholder’s agreement among Fidelity National Financial, Inc. and ALLTEL Corporation.

     Exhibit 99-4 — Form of non-competition agreement among Fidelity National Financial, Inc. and ALLTEL Corporation.

3

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FIDELITY NATIONAL FINANCIAL, INC.

Dated: January 29, 2003	/s/ Alan L. Stinson

Alan L. Stinson
Chief Financial Officer

4

EXHIBIT INDEX

Exhibits	Description

Exhibit 99-1 —	Press Release of Fidelity National Financial, Inc., dated January 29, 2003.
Exhibit 99-2 —	Stock Purchase Agreement, dated as of January 28, 2003, by and between Fidelity National Financial, Inc. and ALLTEL Corporation.
Exhibit 99-3 —	Form of stockholder’s agreement among Fidelity National Financial, Inc. and ALLTEL Corporation.
Exhibit 99-4 —	Form of non-competition agreement among Fidelity National Financial, Inc. and ALLTEL Corporation.

5